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                                                                   Exhibit 10.20

                                 LEASE AGREEMENT


               THIS LEASE AGREEMENT (the "Lease") is entered into as of this 24th day of February, 1997, by and between BALLY'S GRAND, INC., a Delaware corporation ("Landlord") and UNITED RESTAURANTS, INC. dba GRAND HAVANA CIGARS, a Delaware corporation ("Tenant").

                               W I T N E S S E T H

               WHEREAS, Landlord is the owner of certain real property located at 3645 Las Vegas Boulevard South, Las Vegas, Nevada 89109 (the "Property"); and

               WHEREAS, Landlord desires to lease to Tenant and Tenant desires to lease from Landlord certain premises within the Property upon the terms and conditions hereinafter set forth;

               NOW, THEREFORE, in consideration of the terms, covenants, conditions and provisions hereinafter set forth and other good and valuable consideration, it is hereby mutually agreed by and between Landlord and Tenant as follows:

                                    SECTION 1
                                DEMISED PREMISES

        1.1 Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, a separate commercial premise in the main lobby of the Property generally located at 3645 Las Vegas Boulevard South, Las Vegas, Nevada 89109, consisting of approximately four hundred (400) square feet, as more particularly depicted on Exhibit "A" attached hereto, plus all fixtures, equipment and property located therein or thereon (collectively, the "Premises"). Landlord reserves to itself the use of the roof, exterior walls and the area above and below the Premises together with the right to install, maintain, use, repair and replace and pipes, ducts, conduits, wires and structural elements now or in the future leading through the Premises and which serve other parts of the Property.

        1.2 In the event of a substantial renovation of the main lobby of the Property, Landlord shall have the right, in its sole discretion, to relocate the leased Premises to another location within the Property, provided that the area of such location shall be approximately equal in size to that of the original location and exposed to reasonably equivalent pedestrian traffic. In connection with any relocation under this paragraph, Landlord shall bear the expense of providing wall and floor coverings, a reasonably number of electrical outlets and a telephone line at the new location, all according to Landlord's design specifications. Tenant shall bear all other relocation expenses. In connection with any such relocation, Landlord shall reimburse Tenant for the unamortized cost of Tenant's leasehold improvements, based on a straight line amortization over the term of the Lease.

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        1.3    Landlord may, in connection with any remodeling of all or any portion of the Property, change the dimensions or reduce the size of the Premises; provided, however, that if a reduction in size of the Premises would reduce the Premises to less than four-fifths (4/5) of their original size, and Tenant determines that as a result thereof the remaining portion of the Premises will not be suitable for the purpose for which Tenant has leased said Premises, Tenant may, at its option (i) terminate this Lease by written notice to Landlord given within thirty (30) days after the Landlord notifies Tenant of Landlord's intention to remodel, or (ii) require Landlord to relocate the Premises in the manner set forth in section 12 above. Within thirty (30) days following receipt of Tenant's notice thereof, Landlord shall, at its option, either rescind the Landlord's intention to remodel in a manner that would change the dimensions or reduce the size of the Premises (in which event Tenant's termination notice is of no effect and this Lease shall continue) or shall agree to relocation of the Tenant pursuant to Section 1.2 hereof. In the event of any remodeling pursuant to this Section 1.3, Landlord shall repair any damage to the Premises caused thereby. In connection with any such remodeling, or any relocation pursuant to
Section 1.2, Landlord may require Tenant to cease conducting business from the Premises for a period not in excess of thirty (30) days. The rent payable hereunder shall be abated during any such period that Landlord requires Tenant to cease conducting business and Tenant shall be entitled to a reduction in rent in an amount equal to that proportion of the Guaranteed Minimum Rent (as hereinafter defined) which the number of square feet taken away in the remodeling bears to the original number of square feet of the Premises.

        1.4 Landlord shall only be obligated to provide the Premises to Tenant in a completely undecorated condition, as is, with bare walls and floors, electrical service to a panel, exterior door and store front; provided, however, Landlord shall also remodel and relocate the front wall of the Premises in accordance with the plans described in Exhibit "B" attached hereto prior to delivery of the Premises to Tenant. Tenant acknowledges that it has inspected the Premises and accepts the Premises in "as is" condition. Tenant shall be responsible, at its sole cost, for decorating, fixturizing, and equipping the interior of the Premises, including, but not limited to, floor and wall coverings, duct work for distribution of air conditioning and heating within the Premises, electrical wiring from the panel indicated above, furnishings, decorations, light fixtures and interior doors. Tenant will furnish, equip, and decorate the Premises with all new and modern equipment and agrees that the proposed furnishings, fixtures, floor and wall covering, decor, architectural layout and color scheme for the Premises shall be subject to the prior written approval of the Landlord and in accordance with the approved Tenant's Plans (as hereinafter defined).

        1.5 Within thirty (30) days after the execution of this Lease by both parties, Tenant shall submit to Landlord one (1) reproducible set of plans and specifications of all of the improvements Tenant proposes to construct within the Premises, which shall include a schedule of fixtures, furnishings and equipment to be installed or provided as part of the Premises signage specifications and a description of planned decoration (the "Tenant's Plans"). Landlord shall notify Tenant within twenty (20) days after receipt of a complete set of Tenant's Plans whether Landlord approves of Tenant's Plans and, if it does not fully approve of them, the respects in which they are not found acceptable. Within ten (10) days

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after receipt of any such notice of disapproval, Tenant shall cause Tenant's
Plans to be revised to correct those matters of which Landlord disapproved and shall prepare final Tenant's Plans based upon Landlord's notice and resubmit the same to Landlord. Upon final approval of Tenant's Plans by Landlord, whether in original or revised form, Landlord shall initial and return one set of the approved Tenant's Plans to Tenant and the same shall become incorporated in this Lease by this reference and made a part hereof as Exhibit "A." Any changes to Tenant's Plans shall be at Tenant's sole cost and expense.

                                    SECTION 2
                                      TERM

        2.1 The term of this Lease shall commence on the sooner to occur of four (4) months after delivery of the Premises to Tenant with the work described in Exhibit "B" completed or the date on which Tenant is opened for business, or on another date mutually agreed to in writing by the parties (the "Commencement Date"), and shall continue on for a period of seven (7) years thereafter unless terminated earlier as elsewhere provided in this agreement. In the event that the Tenant fails or refuses to commence the conduct of its business upon the Premises by the Commencement Date, then, at the option of Landlord, Landlord may treat such failure or refusal as an event of default hereunder.

        2.2 Should Tenant hold possession of the Premises with the consent of Landlord after the expiration of the term of this Lease, such holding over shall create a tenancy from month-to-month only, upon the same terms and conditions as are hereinafter set forth, except that the rent shall be One Hundred Fifty Percent (150%) of the rent paid by Tenant for the month immediately preceding such holding over.

                                    SECTION 3
                                RENT AND DEPOSIT

        3.1 During the first year of the term of this Lease, Tenant shall pay Five Thousand Dollars ($5,000.00) as monthly rent (the "Guaranteed Minimum Rent"). At the end of the first year of the term hereof, Tenant's Gross Sales (hereinafter defined) shall be determined from the monthly certified statements addressed later in this Section, and the applicable Percentage Rent (hereinafter defined) shall be calculated on an annual basis according to the terms of the next paragraph of this Section. If the applicable annual Percentage Rent is greater than Sixty Thousand Dollars ($60,000.00), Tenant shall pay the difference to Landlord.

               During the remainder of the term of this Lease, Tenant shall pay as monthly rent the Guaranteed Minimum Rent or the "Percentage Rent" as follows:
(1) ten percent (10%) of the Gross Sales (hereinafter defined) up to $1,000,000 per Lease Year; (ii) eleven percent (11%) of Gross Sales from $1,000,000 to $1,500,000 per Lease Year; (iii) twelve percent (12%) of Gross Sales from $1,500,000 to $2,000,000 per Lease Year; or (iv) thirteen

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percent (13%) of Gross Sales in excess of $2,000,000 per Lease Year. The dollar amounts specified in the foregoing sentence are hereinafter referred to as the "Breakpoint." The Lease year is each calendar year that this Lease is in effect.

               Within twenty (20) days after the end of each elapsed calendar month during the term of this Lease, Tenant shall present to Landlord a statement certified by Tenant to be true and correct showing the Gross Sales made from the Premises during the preceding month, and Tenant shall pay therewith a sum equivalent to the percentage of such Gross Sales in excess of the applicable Breakpoint as hereinabove set forth.

               The Guaranteed Minimum Rent shall be adjusted annually for inflation, utilizing the Consumer Price Index published by the U.S. Department of Labor. The effective date of the adjustment shall be on each annual anniversary of the Commencement Date hereof.

        3.2 As used in this Lease "Gross Sales" means the aggregate selling price of all merchandise and services sold in, upon or from the Premises by Tenant, its permitted subtenants, licensees and concessionaires, excluding only the following:

               (a) Returns or refunds, or monies or credit received by Tenant in the settlement of claims for loss or damage of or to Tenant's merchandise; and

               (b) Sales taxes, excise taxes, gross receipts taxes or luxury tax, or any other tax imposed and actually paid by Tenant to a governmental agency.

        3.3 All gross income of Tenant or any other person, firm or corporation from any operations in, at or upon the Premises which are not specifically excluded by this section shall be included in Gross Sales. All sales originating at the Premises shall be included in Gross Sales even though the account therefore may be transferred to another place for collection or the actual filing of the order may be made from a place other than the Premises. No credit shall be allowed for uncollected or uncollectible credit accounts. Each sale upon installment or credit shall be treated as a sale for the full price in the month during which such sale is made, regardless of the time or whether Tenant shall receive payment therefor. In no event shall the cost of value of any coupons, trading stamps, premiums, advertising or other promotional devices be deducted or excluded from Gross Sales or be otherwise construed as a discount, refund, allowance or credit hereunder. The authorized deductions from Percentage Rental shall be noncumulative, and a computation of payment of the Percentage Rental shall be made separately for each calendar month throughout the term of this Lease without regard to Gross Sales, Percentage Rental or authorized deductions therefrom in connection with any calendar month, except to the extent that the aggregate of Gross Sales in any Term Year causes the Percentage Rental to be increased as provided in this Section.

        3.4 All rents and other monies required to be paid by Tenant hereunder shall be

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paid to Landlord without deduction or offset, prior notice or demand, in lawful money of the United States America, at the Property or at such other place as Landlord may from time to time designate in writing.

        3.5 If Tenant fails to pay, within ten (10) days after it is due and payable, any rent or any other amounts or charges to be paid by Tenant hereunder, such unpaid amounts shall bear interest from the due date thereof to the date of payment at a rate equal to the prime rate of interest last ascertained by the Commissioner of Financial Institutions of the State of Nevada pursuant to Nevada Revised Statutes 99.040, plus five percent (5%).

        3.6 Tenant, concurrently with the execution of this Lease, has deposited with Landlord the sum of Five Thousand Dollars ($5,000.00), receipt of which is hereby acknowledged by Landlord (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease by Tenant to be kept and performed during the Term hereof, provided that Tenant shall not be excused from the payment of any rent herein reserved or any other charge herein provided. If Tenant defaults with respect to any provision of this Lease, Landlord may, but shall not be required to, use or retain all or any part of the Security Deposit for the payment of any rent, to repair damages to the Premises, to clean the Premises or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, then the Security Deposit shall be returned to Tenant thirty (30) days after the end of the term of this Lease or after the last payment due from Tenant to Landlord, whichever last occurs. In the event of sale or transfer of the Property, if Landlord transfers the Security Deposit to the vendee or transferee for the benefit of Tenant, or if such vendee or transferee assumes all liability with respect to the Security Deposit, Landlord shall be considered released by Tenant from all liability for the return of the Security Deposit, and Tenant agrees to look solely to the new Landlord for the return of the Security Deposit, and it is agreed that this Section 3 shall apply to every transfer or assignment to a new Landlord.

        3.7 By no later than the date of delivery of the Premises to Tenant with the work described in Exhibit "B" completed, Tenant will pay to Landlord Fifty-Five Thousand Dollars ($55,000.00), Five Thousand Dollars ($5,000.00) of which shall be applied by Landlord as Guaranteed Minimum Rent for the first month of the term hereof and Fifty Thousand Dollars ($50,000.00) of which shall be key money ("Key Money") in consideration to Landlord for entering into this agreement with Tenant and for Landlord's work described in Exhibit "B". Such sum shall not apply to the Guaranteed Minimum Rent or Percentage Rental nor to any other obligation for payment of money under this Lease, nor shall it


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constitute a part of the Security Deposit. The Key Money is and shall be considered fully earned by the Landlord.

                                    SECTION 4
                                     GAMING

        4.1 No slot machines or other gambling game or device shall be permitted on the Premises. Tenant acknowledges that Landlord conduct gaming operations at the Property and that Landlord shall have the absolute right to terminate this Lease in the event a Gaming Authority (as hereinafter defined) orders or requests that it do so.

        4.2 If Tenant, or any key employee, director or stockholder of Tenant, is required to apply to apply to any state or local government authority regulating gaming activities (the "Gaming Authorities") for a finding of suitability or other similar approval, such application shall promptly be made. If such application is not made or if Tenant or any of Tenant's key employees, stockholders or directors are found unsuitable, this Lease shall immediately terminate unless the party failing to make such application to the Gaming Authorities, or the party found unsuitable, immediately resigns, divests himself or herself of equity ownership and fully complies with any other requirements of the Gaming Authorities.

        4.3 Tenant acknowledges that Tenant and this Lease are subject to (as a condition precedent to the effectiveness of this Lease) the approval of the Compliance Committee of Hilton Hotels Corporation. Tenant, its principals, and any employees or agents of Tenant shall cooperate with all requests of said Compliance Committee, prior to and during the term of this Lease, and Tenant acknowledges that this Lease and all actions of the parties during the term hereof are subject to review and prior approval (in Landlord's discretion) by said Compliance Committee. If, at any time, Tenant or this Lease are disapproved by said Compliance Committee, this Lease shall immediately terminate without further liability of either party.

                                    SECTION 5
                    POSSESSION AND SURRENDER OF THE PREMISES

        5.1 Tenant shall, by entering upon and occupying the Premises, be deemed to have accepted the Premises in their existing condition, and Landlord shall not be liable for any latent or patent defect therein. Landlord warrants only that it has no actual knowledge of any existing defects upon execution of this Lease.

        5.2 Upon the expiration or sooner termination of the term of this Lease, Tenant shall, at its sole cost and expense, remove all personal property and trade fixtures which Tenant has installed or placed on the Premises ("Tenant's Property") from the Premises and repair all damage thereto resulting from such removal, and Tenant shall thereupon surrender the Premises in the same condition as on the Commencement Date, reasonable wear and tear excepted, broom clean. In the event Tenant fails to remove any of Tenant's

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Property as provided herein, Landlord may, but is not obligated to, at Tenant's expense, remove all of such property not so removed and repair all damage to the Premises resulting from such removal, and Landlord shall have no responsibility to Tenant for any loss or damage to Tenant's Property caused by, or resulting from, such removal or otherwise. In the event any amount due Landlord pursuant to this Lease has not been paid at the expiration or termination of this Lease, Landlord shall have the right to sell or dispose of Tenant's Property as Landlord so chooses as partial satisfaction of the amount past due.

                                    SECTION 6
                                 USE OF PREMISES

        6.1 The Premises are leased to Tenant solely for the purpose of the operation of an establishment engaged in the retail sale of cigars and related products. Tenant shall not use or suffer to be used the Premises, or any portion thereof, for any other purpose or purposes whatsoever, without Landlord's prior written consent. Tenant shall conduct business under the trade name of Grand Havana House of Cigars or Grand Havana Room, and no other without the prior written consent of Landlord.

        6.2 Landlord shall not permit any existing or future lessee or operator of any other business in the Property to sell cigars or cigar accessories; provided, however, that Landlord shall have the right to offer cigars and cigar accessories purchased from Tenant for sale in its gift shops. Tenant acknowledges that Landlord has or will enter into other leases within the Property and that the products offered or sole hereunder may, during the term, create a conflict with the products offered or sold by such other lessees. In the event of a controversy between Tenant and Landlord or Tenant and the lessee or operator of any other business in the Property relating to the type or selling price of any product to be sold in, or from the Premises, Landlord shall have the sole right to resolve such controversy and such decision shall be binding on all parties involved. In the event that Tenant fails or refuses to abide by the decision of Landlord, such failure or refusal shall be deemed a material breach and event of default.

        6.3 Tenant shall not permit or suffer anything to be done, or kept upon the Premises which will obstruct or interfere with the rights of other tenants, Landlord or the patrons and customers or any of them, or which will annoy any of them by reason of unreasonable noise or otherwise, nor will Tenant commit or permit any nuisance on the Premises or commit or suffer any immoral or illegal act to be committed thereon. Tenant shall not, without Landlord's prior written approval:

               (a) Distribute or place anywhere on Landlord's property any notice, advertisement or other written solicitation, except upon the Premises;

               (b) Solicit or attempt to solicit Landlord's guests or customers by telephone or other means of communication, unless the contact is initiated by the guest or by the guest's agent;

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               (c)  Except for Tenant's other locations outside of Las Vegas, display on the Premises advertising, brochures, material or posters from any Property, casino or entertainment facility other than that of Landlord;

               (d) Do or permit anything to be done in or about the Premises, which will in any way affect fire or other insurance upon the building, or any of its contents, or which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy or use of the Premises, or in any way obstruct or interfere with the right sof any other persons in the Property;

               (e) Operate or permit to be operated on the Premises, any coin or token- operated vending machines or similar devices;

               (f) Use the Premises or any portion thereof as living quarters or sleeping quarters;

               (g) Conduct a fire, bankruptcy or auction sale in, on or about the Premises.

        6.4 Tenant shall, at all times during the term of this Lease, comply with all governmental rules, regulations, ordinances, statutes and laws, now or hereafter in effect pertaining to the Property, the Premises or Tenant's use hereof.

        6.5 Tenant hereby covenants and agrees that it, its agents, employees, servants, contractors, subtenants and licensees shall abide by any and all reasonable rules and regulations as Landlord may, from time to time, adopt for the safety, care and cleanliness of the Premises or the Property.

        6.6 Tenant hereby affirmatively covenants to do business at the Premises throughout the term of this Lease. Tenant shall conduct its business in the Premises during those days, nights and hours as shall be determined by Tenant and Landlord, which shall not be less than twelve (12) hours per day three hundred Sixty-Five (365) days per year. Failure to conduct its business in the manner provided shall constitute a material breach of this lease and an event of default. Tenant may reduce its hours of operation only with prior written consent of Landlord.

        6.7 All of Tenant's signage is subject to Landlord's approval. Any exterior signage relating to Tenant may be modified or removed and replaced from time to time in Landlord's sole discretion and at Landlord's sole expense. Tenant understands and agrees that all of its signage must be compatible with the Property's decor. Therefore, and without limiting the generality of the foregoing provisions of this subsection, Tenant agrees that Landlord may limit the size of Tenant's logo on any signage.

        6.8 Tenant shall not use the name "Bally's" or "Hilton", either alone or in combination with any other names or terms (the "Property's Name"), or any derivation

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hereof in connection with, or as part of, Tenant's business without the prior written consent of Landlord. In the event that Landlord allows Tenant to use the Property's Name in advertising, such use shall be deemed a nonexclusive license or privilege only which confers no property rights therein, and such license or privilege may be revoked by Landlord at any time, in which event Tenant shall cease the use of the Property's Name. The Landlord's permission to use the Property's Name shall not be deemed to abridge the right of Landlord to grant or license the use of the Property's Name to any other person at any other time. Tenant shall have no right to use any Landlord owned or licensed trademarks or copyrights without the prior written consent of Landlord. Any rights to use Landlord's owned or licensed trademarks or copyrights on Tenant's merchandise shall be non-exclusive and the subject of a separate agreement.

        6.9 Tenant acknowledges that the Property is a first-class Property and that the maintenance of Landlord's and the Property's reputation and the goodwill of all of Landlord's guests and invitees is absolutely essential to Landlord and that any impairment thereof whatsoever will cause great damage to Landlord. Tenant therefore covenants that it shall operate the Premises in accordance with the highest standards of honesty, integrity, quality and courtesy so as to maintain and enhance the reputation and goodwill of Landlord and the Property. Tenant shall continuously monitor the performance of each of Tenant' s employees at the Premises to insure that such standards are consistently maintained. Tenant further agrees, as a material inducement to Landlord, that repeated failure to maintain such standards or repeated complaints from customers or guests which Landlord after consultation with Tenant determines have a factual basis shall be deemed a material breach of this Lease by Tenant and an event of default.

        6.10 Tenant shall not cause or permit its employees to enter upon those areas of the Property which are designated "Employees Only", as the parties acknowledge that for the purpose of this Section 6.10, "Employees" refers to the employees of Landlord and not to the employees of Tenant.

        6.11 Tenant shall in its sole discretion, fix the salary rate and provisions of employee benefits of its employees and shall be responsible for all such salaries, employee benefits, social security taxes, federal and state unemployment insurance and any and all similar taxes relating to its employees and for workers' compensation coverage with respect thereto pursuant to applicable law. Tenant's employees shall not be entitled to participate in, or to receive, any of Landlord's employee benefit or welfare plans, and they shall not be deemed agents of Landlord for any purposes.

                                    SECTION 7
                          ALTERATIONS AND IMPROVEMENTS

        7.1 Tenant shall not make any alterations, improvements or changes ("Improvements") in or to the Premises without the prior written approval of Landlord. Any Improvements shall be at the sole cost and expense of Tenant. Landlord may require Tenant, at Tenant's sole cost and expense, to furnish a bond, or other security satisfactory

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to Landlord, to assure diligent and faithful performance of any work to be performed by Tenant. Any Improvements shall be made promptly, in good and workmanlike manner by duly licensed contractors and in compliance with all insurance requirements and with all applicable permits, authorizations, building regulations, zoning laws and all other governmental rules, regulations, ordinances, statutes and laws, now or hereafter in effect, pertaining to the Premises or Tenant's use thereof. Any Improvements made by Tenant shall, at Landlord's option, become the property of Landlord upon the expiration or sooner termination f this Lease. However, Landlord shall have the right to require Tenant to remove such Improvements, at Tenant's sole cost and expense, upon termination of this Lease and to surrender the Premises in the same condition as they were in prior to the making of any or all such Improvements, ordinary wear and tear excepted. Notwithstanding the above, Tenant shall have the right to remove any trade fixtures installed by Tenant upon the Premises.

                                    SECTION 8
                            PARKING AND COMMON AREAS

        8.1 Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers and customers and business invitees shall have the non-exclusive right to use such common areas of the Property as are designated from time to time by Landlord, subject to such rules and regulations as Landlord may from time to time impose. All common areas which Tenant may be permitted to use are to be used under a revocable license, and if any such license is revoked, or if the amount of such area is diminished, Landlord shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation or diminution of such areas be deemed constructive or actual eviction.

                                    SECTION 9
                                      TAXES

        9.1 Tenant shall be liable for and shall pay before delinquency (and, upon five (5) days of written demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of the payment thereof) all taxes, fees and assessments of whatsoever kind of nature, and penalties and interest thereon, if any, levied against Tenant's property or any other personal property of whatsoever kind and to whomsoever belonging situate or installed in our upon the Premises, whether or not affixed to the realty. If at any time during the term of this Lease any such taxes on personal property are assessed as part of the tax on the real property of which the Premises is a part, then in such event Tenant shall pay to Landlord the amount of such additional taxes as may be levied against the real property by reason thereof.

        9.2 Tenant shall pay when due all taxes, assessments or fees for which Tenant is liable and which arise directly or indirectly from Tenant's operations at the Premises. Within five (5) days of written demand from Landlord, Tenant shall furnish Landlord evidence satisfactory to Landlord of the timely payment of nay such tax, assessment or fee.

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        9.3    If at any time during the term of this Lease, under the laws of the United States, Nevada or any political subdivision thereof, a tax or excise on rents or other tax (except income tax), however described, is levied or assessed by the United States, Nevada or any political subdivision against Landlord on account of any rent reserved under this Lease, all such tax or excise on rents or other taxes shall be paid by Tenant.

        9.4 Whenever Landlord shall receive any statement or bill for any tax, payable in whole or in part by Tenant as additional rent, or shall otherwise be required to make any payment on account thereof, except as otherwise provided herein. Tenant shall pay the amount due hereunder within ten
(10) days after demand therefor accompanied by delivery to Tenant of a copy of such tax statement, if any.

                                   SECTION 10
                                    UTILITIES

        10.1 Landlord shall pay all charges for heating and cooling, attributable to the Premises. Tenant shall pay for all other service or utilities (including, but not limited to, telephone service) used in, upon or about the Premises by Tenant or any of its subtenants, licensees or concessionaires during the term hereof. Electric power and/or gas consumed by Tenant, exclusive of heating and air conditioning, shall be either metered separately or pro-rated and the charge therefor shall be paid by Tenant to Landlord within ten (10) days of billing, except that the cost of installing and maintaining the meter shall be borne by Landlord.

                                   SECTION 11
                             MAINTENANCE AND REPAIRS

        11.1 Landlord agrees to keep in good structural order, condition and repair the exterior walls, floor and roof of the Premises, except for reasonable wear and tear and except for any damage thereto caused by any act or negligence of Tenant or its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees.

        11.2 Landlord shall not be obligated to perform any service or to repair or maintain any structure or facility except as provided in this Section and Section 14 of this Lease. Landlord shall not be obligated to provide any service or maintenance or to make any repairs pursuant to this Lease when such service, maintenance or repair is made necessary because of the negligence or misuse of Tenant, Tenant's agents, employees, servants, contractors, subtenants, licensees, customers or business invitees. Landlord reserves the right to stop any service when Landlord deems such stoppage necessary, whether by reason of accident or emergency, or for repairs or Improvements or otherwise. Landlord shall not be liable under any circumstances for loss or injury however occurring, through or in connection with or incident to any stoppage of such services. Landlord shall have no responsibility or liability for failure to supply any services or maintenance or to make any repairs when prevented from doing so by any cause beyond Landlord's control. Landlord shall not be obligated to inspect the premises and shall not be obligated to make any repairs or perform any maintenance hereunder unless first notified of the need thereof in writing by Tenant. Landlord shall not be liable for any loss or damage to persons or property sustained by Tenant or other persons, which may be caused by the Property or the Premises, or any appurtenances thereto, being out of repair or by bursting or leakage of any water, gas, sewer or steam pipe, or by theft, or by any act or neglect of any tenant or occupant of the Property, or of any other person.

        11.3 Except as provided for elsewhere herein, Tenant shall keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) the Premises and every part thereof and any and all appurtenances thereto (except for roof and structural repairs) wherever located, including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, store front, all plumbing and sewage facilities within the Premises, fixtures, sprinkler system, walls, floors, ceilings and all interior lighting. Tenant shall also keep and maintain in good order, condition and repair (including any such replacement and restoration as is required for that purpose) any Improvements, special equipment, furnishings, fixtures or facilities installed by it on the Premises. Without limiting the generality of the foregoing, Tenant shall periodically paint and refurbish the Premises as required by Landlord in its reasonable discretion. Tenant shall store all trash and garbage in containers located where designated by Landlord and so as not to be visible or create a nuisance to guests, customers and business invitees of the Property, and so as not to create or permit any health or fire hazard.

                                   SECTION 12
                                      LIENS

        12.1 Tenant, at all times, shall keep the Landlord, the Property, the Premises, the leasehold estate created by this Lease, and any trade fixtures, equipment or personal property within the Premises, free and clear from any claim, lien or encumbrance (other than personal property, consensual security interests for liens of credit or inventory financing in the ordinary course of Tenant's business), tax lien or levy, mechanic's lien, attachment, garnishment or encumbrance arising directly or indirectly from any obligation, action or inaction of Tenant whatsoever.

        12.2 Tenant shall give Landlord at least ten (10) business days' prior written notice before the commencement of any work, construction, alteration or repair on the Premises to afford Landlord the opportunity to file appropriate notices of non-responsibility.

                                   SECTION 13
                                    INSURANCE

        13.1 Tenant shall, at all times during the term hereof, at its sole cost and expense, maintain in full force and effect a policy of broad form comprehensive public liability insurance issued by an insurance carrier approved by Landlord, insuring against loss, damage or liability for injury or death to persons and loss or damage to property occurring from any cause whatsoever in connection with the Premises or Tenant's use thereof. Such liability insurance shall be in an amount of not less than Two Million Dollars ($2,000,000.00). Landlord shall be named as an additional insured under each such policy of insurance.

        13.2 Tenant shall, at all times during the term hereof, at its sole cost and expense, maintain in full force and effect a standard form of fire with extended coverage insurance covering Landlord's and Tenant's respective property, and the personal property of others in Tenant's possession in, upon or about the Premises. Such insurance shall be in an amount equal to the current replacement value of the property required to be insured. Tenant and Landlord, as their interests may appear, shall be the named insureds under each such policy of insurance.

        13.3 A certificate issued by the insurance carrier for each policy of insurance required to be maintained by Tenant hereunder, together with a copy of each such policy, shall be delivered to Landlord on or before the Commencement Date and thereafter, as to policy renewals, within thirty (30) days prior to the expiration of the terms of each such policy. Each of said certificates of insurance and each such policy of insurance shall be from an insurer and in a form and substance satisfactory to Landlord, shall expressly evidence insurance coverage as required by this Lease and shall contain an endorsement or provision requiring not less than thirty (30) days written notice to Landlord and all other named insureds prior to the cancellation, diminution in the perils insured against, or reduction of the amount of coverage of, the particular policy in question. In addition to the foregoing certificates, Tenant shall at all times during the term hereof, furnish Landlord with a current certificate of worker's compensation coverage evidencing coverage at Nevada statutory limits.

        13.4 Tenant shall not use or occupy, or permit the Premises to be used or occupied, in a manner which will make void any insurance then in force or increase the rates of fire or any other insurance on the Premises. If by reason of the failure of Tenant to comply with the provisions of this Section, the fire or any other insurance rates of the Premises are increased, Tenant shall reimburse Landlord, as additional rent, on the first day of the calendar month next succeeding notice by Landlord to Tenant of said increase, for that part of all insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of Tenant.

        13.5 Tenant hereby waives any and all rights of recovery from landlord, its officers, agents and employees for any loss or damage, including consequential loss or damage, caused by any peril or perils (including negligent acts) that are caused by or result from risks insured against under any form of insurance policy required to be maintained by Tenant hereunder.

        13.6 Each policy of insurance provided for in this Section 13 shall contain an express waiver of any and all rights of subrogation thereunder whatsoever against Landlord, its officers, agents and employees. All such policies shall be written as primary policies and not contributing with or in excess of the coverage, if any, which Landlord may carry. Any other provision contained in this Section 13 or elsewhere in this Lease notwithstanding, the amounts of all insurance required hereunder to be paid by Tenant shall be not less than an amount sufficient to prevent Landlord from becoming a co-insurer. The limits of the public liability insurance required to be maintained by Tenant under this Lease shall in no way limit or diminish Tenant's liability under Section 15 hereof and such limits shall be subject to increase at any time and from time to time during the Term if Landlord, in the exercise of reasonable discretion, deems such an increase necessary for its adequate protection; provided, however, Landlord may not exercise its right under this sentence more frequently than one time every two (2) Term Years.

                                   SECTION 14
                             DESTRUCTION OF PREMISES

        14.1 In the case of the total destruction of the Premises, or any portion thereof or of the Property substantially interfering with Tenant's use of the Premises, not caused by the fault or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees ("Destruction"), this Lease shall terminate except as herein provided. If Landlord notifies Tenant in writing within forty-five (45) days of such Destruction of Landlord's election to repair said damage to the Premises, and if Landlord proceeds to and does repair such damage with reasonable dispatch, the Lease shall not terminate, but shall continue in full force and effect, except that Tenant shall be entitled to a reduction in the Guaranteed Minimum Rent in an amount equal to that proportion of the Guaranteed Minimum Rent which the number of square feet of floor space in the unusable portion bears to the total number of square feet of floor space in the entire premises. Said reduction shall be prorated so that the Guaranteed Minimum Rent shall only be reduced for those days any given area as actually unusable. If this Lease is terminated pursuant to this Section 14, and if Tenant is not in default hereunder, rent shall be prorated as of the date of termination, any security deposited with Landlord shall be returned to Tenant, and all rights and obligations hereunder shall cease and terminate.

        14.2 The provisions of this Section 14 with respect to repair by Landlord shall be limited to such repair as is necessary to place the Premises in the condition they were in immediately prior to the Destruction and when placed in such condition, the Premises shall be deemed restored and rendered tenantable. Tenant shall replace its own stock in trade, furniture, furnishings, floor coverings, decor, equipment and trade fixtures at its own expense.

        14.3 Notwithstanding the foregoing provisions, in the event the Premises, or any portion thereof, shall be damaged by fire or other casualty due to the fault or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees, then this Lease shall not terminate, the damage shall be repaired by

Tenant, and there shall be no apportionment or abatement of any rent.

        14.4 All insurance proceeds payable under any fire and extended coverage risk insurance covering the Premises shall be payable to Landlord in the event of Destruction, and Tenant shall have no interest therein, except to the extent of such insurance obtained by Tenant to cover Tenant's personal property. Tenant shall in no case be entitled to compensation for damages on account of any annoyance or inconvenience in making repairs under any provision of this Lease. Except to the extent provided for in this Section 14, neither the rent payable by Tenant, nor any of Tenant's other obligations under any provision of this Lease, shall be affected by any Destruction.

                                   SECTION 15
                                 INDEMNIFICATION

        15.1 Tenant hereby covenants and agrees to indemnify, defend, save and hold Landlord, the Premises and the leasehold estate created by this Lease free, clear and harmless from any and all liability, loss, costs, expenses (including attorneys' fees), judgments, claims, liens and demands of any kind whatsoever in connection with, arising out of, or by reason of any act, omission, or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees while in, upon, about, or in any way connected with, the Premises or the Property or arising from any accident, injury or damage, howsoever and by whomsoever caused, to any person or property whatsoever, occurring in, upon, about or in any way connected with the Premises or any portion thereof other than as a result of the intentional or grossly negligent acts of Landlord.

        15.2 In the absence of intentional or grossly negligent acts of Landlord, Landlord shall not be liable to Tenant, or to any other person whatsoever, for any damage occasioned by falling plaster, electricity, plumbing, gas, water, steam, sprinkler or other pipe and sewage system or by the bursting, running or leaking of any tank, washstand, closet or waste of other pipes, nor for any damages occasioned by water being upon or coming upon the Premises or for any damage arising from any acts or neglect of co-tenants or other occupants of the Property or of adjacent property or of the public, nor shall Landlord be liable in damage or otherwise for any failure to furnish, or interruption of, service of any utility beyond the control of Landlord. Tenant acknowledges and agrees that Landlord's security department and security officers are not responsible for providing security services in the Premises and that all such responsibility is the obligation of Tenant. In no event shall Landlord be liable to Tenant or any third-party for the security department's failure to respond to a request for aid or assistance by Tenant.

                                   SECTION 16
                                  SUBORDINATION

        16.1 Tenant agrees upon request of Landlord to subordinate this Lease and its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any renewals, extensions or replacements thereof now or hereafter placed, charged or enforced against the Premises, or any portion hereof, and to execute and deliver at any time, and from time to time, upon demand by Landlord, such documents as may be required to effectuate such subordination, and in the event that Tenant shall fail, neglect or refuse to execute and deliver any such documents to be executed by it within ten (10) days after Landlord's request, Tenant hereby irrevocably appoints Landlord, its successors and assigns, the duly authorized attorney-in-fact of Tenant to prepare, execute and deliver any and all such documents for and on behalf of Tenant. Tenant agrees and acknowledges that the foregoing power of attorney is coupled with an interest.

                                   SECTION 17
                            ASSIGNMENT AND SUBLETTING

        17.1 Except for an assignment to a wholly owned subsidiary of Tenant, Tenant shall not assign, mortgage, pledge, hypothecate or encumber this Lease nor the leasehold estate hereby created or any interest herein, or sublet the Premises or any portion thereof, or license the use of all or any portion of the Premises without the prior written consent of Landlord. The restriction or limitation on use of the Premises shall continue to apply to any subtenant or assignee hereunder. Any consent by Landlord to any act requiring consent pursuant to this Section shall not constitute a waiver of the necessity for such consent to any subsequent act.
Tenant shall pay all costs, expenses and reasonable attorneys' fees that may incurred or paid by Landlord in processing, documenting or administering any request of Tenant for Landlord's consent required pursuant to this Section. If Tenant is a corporation which is not publicly traded or a partnership or other legal entity, the issuance of any additional stock and/or the transfer, assignment or hypothecation of any stock or interest in such corporation or partnership or other legal entity in the aggregate in excess of twenty-five percent (25%) of such interests shall be deemed an assignment within the meaning of the Section 17.

        17.2 In the absence of an express agreement in writing to the contrary, executed by Landlord, no assignment, mortgage, pledge, hypothecation, encumbrance, subletting or license hereof or hereunder shall act as a release of Tenant from any of the provisions, covenants and conditions of this Lease on the part of tenant to be kept and performed.

                                   SECTION 18
                              INSOLVENCY AND DEATH

        18.1 It is understood and agreed that neither this Lease nor any interest herein or hereunder, nor any estate hereby created in favor of Tenant, shall pass by operation of law under any state or federal insolvency, bankruptcy or inheritance act, or any similar law now or thereafter in effect, to any trustee, receiver, assignee for the benefit of creditors, heirs, legatees, devisees, or any other person whomsoever without the prior written consent of Landlord.

                                   SECTION 19
                          RECORDS AND BOOKS OF ACCOUNT

        19.1 Tenant and any other person, firm or corporation selling merchandise or service in, upon or from the Premises or any part thereof shall keep and maintain complete, accurate and customary records and books of account of all sale and all business transactions made in, upon or from the Premises and the same shall be retained intact for a period of not less than three (3) years after the end of the fiscal year to which said records and books of account pertain. Landlord shall be entitled at all reasonable times during business hours, through Landlord's duly authorized agents, attorneys, or accountants, to inspect and make copies of any and all such records and books of account, together with any and all other records and documents in any way bearing on Tenant's Gross Sales.

        19.2 Landlord shall be entitled at any time to cause an audit to be made by any person authorized by Landlord of all records and books of account required to be kept hereunder, and if such audit discloses that Tenant's Gross Sales as previously reported for the period audited were understated, Tenant shall immediately pay to Landlord the additional Percentage Rental due for the period audited, together with interest thereon at a rate equal to the prime rate of interest last ascertained by the Commissioner of Financial Institutions of the State of Nevada pursuant to Nevada Revised Statutes 99.040, plus five percent (5%) on such shortage of rental from the time such rental became due. If such shortage was in excess of three percent (3%) of the Percentage Rental due as disclosed by such audit, Tenant shall immediately pay to Landlord the cost of such audit. If such shortage was in excess of five percent (5%) of said actual Percentage Rental due, in addition to the monies due as provided herein, said shortage shall, at the option of Landlord, terminate this Lease.

                                   SECTION 20
                                 RIGHT OF ACCESS

        20.1 Landlord and its authorized agents and representatives shall be entitled to enter the Premises with reasonable notice, or immediately in the case of an emergency, for the purpose of observing, posting or keeping posted thereon notices provided for hereunder, and such other notices as Landlord may deem necessary or appropriate; for the purpose of inspecting the Premises; for the purpose of exhibiting the Premises to prospective purchasers or lessees; and for the purpose of making repairs to the Premises or the Property and performing any work upon the Premises which Landlord may elect or be required to make.

                                   SECTION 21
                              ESTOPPEL CERTIFICATE

        21.1 Tenant agrees that within ten (10) days of any demand therefore by Landlord, Tenant will execute and deliver to Landlord a certificate stating that this Lease is in full force and effect without amendment, or if amended attaching a copy thereof to the certificate, the date to which all rentals have been paid, any defaults or offsets claimed by Tenant and such other information concerning the Lease, the Premises or Tenant as Landlord may request. In the event Tenant shall fail to execute, acknowledge and/or deliver said certificate within said ten (10) days, Tenant hereby irrevocably appoints Landlord. its successors and assigns, as Tenant's attorney-in-fact for the purpose of preparing, executing and delivering said certificate for and on behalf of Tenant. Tenant agrees and acknowledges that the foregoing power of attorney is coupled with an interest.

                                   SECTION 22
                            EXPENDITURES BY LANDLORD

        22.1 Whenever under any provision of this Lease, Tenant shall be obligated to make any payment or expenditure, or to do any act or thing, or to incur any liability whatsoever, and Tenant fails, refuses or neglects to perform as herein required, Landlord shall be entitled, but shall not be obligated, to make any such payment or to do any such act or thing, or to incur any such liability, all on behalf of and at the cost and for the account of Tenant. In such event, the amount thereof with interest thereon at a rate equal to the prime rate of interest last ascertained by the Commissioner of Financial Institutions of the State of Nevada pursuant to Nevada Revised Statutes 99.040, plus five percent (5%) shall constitute and be collectable as additional rent on demand.

                                   SECTION 23
                                     DEFAULT

        23.1 Tenant's compliance with each and every covenant and obligation hereof on its part to be performed is a condition precedent to each and every covenant and obligation of Landlord hereunder. Tenant shall be in default of this Lease if:

               (a) Tenant shall fail to make timely and full payment of any sum of money required to be paid hereunder and such failure shall continue for ten
(10) days (without requirement of notice);

               (b) Tenant shall fail to perform any other term, covenant or condition of Tenant contained in this Lease, and such failure continues for ten
(10) business days after written notice thereof from Landlord; provided, however, that if correction is impossible to correct within ten (10) business days Tenant shall not be deemed in default if Tenant commences correction within said twenty (20) business day period, and diligently pursues such correction to completion;

               (c) Tenant should vacate or abandon the Premises or cease operations during the term of this Lease;

               (d) There is filed any petition in bankruptcy or Tenant is adjudicated a bankrupt or insolvent, or there is appointed a receiver or trustee to take possession of

Tenant or of all or substantially all of the assets of Tenant, or there is a general assignment by Tenant for the benefit of creditors, or any action is taken by or against Tenant under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect;

               (e) Notwithstanding anything to the contrary contained above, if Tenant shall breach any covenant hereof, or do or permit, or omit to do, any act or thing, which results in a nuisance or an offensive or illegal condition, or which causes or threatens serious damage or injury to life, limb or property, or in the event of a breach of Sections 3.4, 13.1, 13.2, 17.1 or 18.1, then and in any such event, Tenant shall be automatically in default of this Lease, without any requirement of notice from Landlord, unless Landlord waives such default, in writing, in Landlord's sole discretion.

        23.2 In the event of a default, in addition to any other rights or remedies provided for herein or at law or in equity, Landlord, at its sole option, shall have the following rights:

               (a) The right to declare the term of this Lease ended and to re-enter the Premises and take possession thereof, and to terminate all of the rights of Tenant in and to the Premises;

               (b) The right, without declaring the term of this Lease ended, to re-enter the Premises and to occupy and/or relet the same, or any portion thereof, for and on account of Tenant, applying any monies received first to the payments of such expenses as Landlord may have incurred in recovering possession of the Premises, including without limitation, costs and attorneys' fees, and then to the fulfillment of the covenants of Tenant. Landlord may enter into any lease concerning the Premises either in Landlord's name or in the name of Tenant, or assume Tenant's interest in and to any existing subleases of the Premises, as Landlord may see fit, and Tenant shall have no right whatsoever to collect any rent from such tenants or subtenants. In any case, Tenant, until the end of what would have been the term of the Lease, shall remain liable to Landlord for the Monthly Minimum Rent hereunder, less the net proceeds for said month, if any, of any reletting, after deducting all of Landlord's expenses in connection with such reletting, together with interest thereon at the rate of twelve percent (12%) per annum, compounded monthly. Landlord reserves the right to bring such actions for the recovery of any deficits remaining unpaid by Tenant to Landlord hereunder as Landlord may deem advisable from time to time without being obligated to await the end of the term hereof or a final determination of Tenant's account and the commencement or maintenance of one or more actions by Landlord in this connection shall not bar Landlord from bringing any subsequent actions for further accruals pursuant hereto;

        (c) The right, even thought it may not relet all or any portion thereof of the Premises, to thereafter at any time terminate this Lease, and to terminate all of the rights of Tenant in and to the Premises. Landlord can terminate Tenant's right to possession of the Premises at any time. On termination, Landlord has the right to recover from Tenant;

               (i) The worth, at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

               (ii) The worth, at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

               (iii) The worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

               (iv) Any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

         (d) Pursuant to its rights of re-entry, Landlord may, but shall not be obligated to (i) remove all persons from the Premises, (ii) remove all property therefrom, and (iii) enforce any rights Landlord may have against said property or store the same in any warehouse or elsewhere at the cost and for the account of Tenant. Tenant agrees to hold Landlord free and harmless of any liability whatsoever for the removal and/or storage of any such property, whether of Tenant or any third party whomsoever;

        (e) Anything contained herein to the contrary notwithstanding, Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any rent or other sum of money accruing hereunder, by any such re-entry, or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall specifically notify Tenant in writing that it has so elected to terminate this Lease.

        23.3 In any action brought by Landlord to enforce any of its rights under or arising from this Lease, Landlord shall be entitled to receive its costs and legal expenses, including reasonable attorneys' fees, whether such action is prosecuted to judgment or not.

        23.4 The waiver by Landlord of any breach of this Lease by Tenant shall not be a waiver of any preceding or subsequent breach of this Lease by Tenant. The subsequent acceptance of rent or any other payment hereunder by Landlord shall not be construed to be a waiver of any preceding breach of this Lease by Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein provided shall be deemed to be other than on account of the earliest rent due and payable hereunder.

                                   SECTION 24
                                  MISCELLANEOUS

        24.1 Tenant, upon paying the rentals and other payments herein required and upon performance of all of the terms, covenants and conditions of this Lease on its part to be kept, may quietly have, hold and enjoy the Premises during the term of this Lease without any disturbance from Landlord or from any other person claiming through Landlord, except as expressly provided otherwise in this Lease.

        24.2 In the event of any sale or exchange of the Premises by Landlord, Landlord shall be, and is, hereby relieved of all liability under and all of its covenants and obligations contained in or derived from this Lease. Tenant agrees to attorn to such purchaser or transferee. Any sale of the Property or the Premises by Landlord shall be subject to this Lease.

        24.3 It is agreed that in the event Landlord fails or refuses to perform any of the provisions, covenants or conditions of this Lease, Tenant, prior to exercising any right or remedy Tenant may have against Landlord, shall give written notice to Landlord of such default, specifying in said notice the default with which Landlord is charged and Landlord shall not be deemed in default if the same is cured within twenty (20) days of receipt of said notice. Notwithstanding any other provision hereof, Tenant agrees that if the default is of such a nature that the same can be rectified or cured by Landlord, but cannot with reasonable diligence be rectified or cured within said twenty (20) day period, then such default shall be deemed to be rectified or cured if Landlord within said twenty (20) day period shall commence the rectification and curing thereof and shall continue thereafter with all due diligence to cause such rectification and curing to proceed.

        24.4 Neither party shall be in breach of this Lease if it fails to perform as required hereunder due to labor disputes, civil commotion, war, warlike operation, sabotage, governmental regulations or control, fire or other casualty, inability to obtain any materials, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, that nothing contained herein shall excuse Tenant from the prompt payment of any rent or charge required of Tenant hereunder.

        24.5 Any and all notices and demands required or desired to be given hereunder shall be in writing and shall be validly given or made if served personally, delivered by a nationally recognized overnight courier service, or deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, to the following addresses:

        If to Landlord:        Bally's Las Vegas
                               3645 Las Vegas Blvd. South
                               Las Vegas, Nevada 89109

                               Attn: David Arrajj
                                     Vice President and General Counsel

        If to Tenant:          United Restaurants, Inc.
                               1990 Westwood Boulevard, Penthouse

                               Los Angeles, California 90025

                               Attn: Harry Shuster
                                     President

Either party may change its address for the purpose of receiving notices by providing written notice to the other.

        24.6 The various rights, options, elections and remedies of Landlord contained in this Lease shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, priority or remedy allowed or provided for by law and not expressly waived in this Lease.

        24.7 The terms, provisions, covenants and conditions contained in this Lease shall apply to, bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns, as permitted in Section 17 hereof.

        24.8 If any term, covenant or condition of this Lease, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all terms, covenants and conditions of this Lease, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

        24.9 Time is of the essence of this Lease and all of the terms, covenants and conditions hereof.

        24.10 This Lease contains the entire agreement between the parties and cannot be changed or terminated orally.

        24.11 Nothing contained herein shall be deemed to create any partnership or other relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

        24.12 The captions are descriptive only and for convenience in reference to this Lease and no way whatsoever define, limit or describe the scope or intent of this Lease nor in any way affect this Lease.

        24.13 The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Lease.

        24.14 In the event Tenant now or hereafter shall consist of more than one person, firm or corporation, then and in such event, all such persons, firms or corporation shall be

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

jointly and severally liable as Tenant hereunder.

        24.15 This Lease may not be recorded without Landlord's prior written consent. If Tenant records this Lease without said consent, Tenant shall be in default hereof.

        24.16 All necessary corporate or partnership actions have been taken to authorize the individuals signing this Lease on behalf of the respective parties to do so.

        24.17 In any action brought by Landlord to enforce any of its rights under or arising from this Lease, Landlord shall be entitled to receive its costs and legal expenses including reasonable attorneys' fees, whether such action is prosecuted to judgment or not. In any action brought by Tenant to enforce any of its rights under or arising from this Lease in which Tenant shall be the prevailing party, Tenant shall be entitled to receive its costs and legal expenses including reasonable attorneys' fees. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Property, and/or any claim of injury or damage. In the event Landlord commences any proceedings for nonpayment of any rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of the Tenant's right to assert such claims in any separate action or actions brought by Tenant. The parties hereto covenant and agree that Landlord shall have no duty to mitigate damages arising in any way out of Tenant's failure to comply with any term, condition or covenant of this Lease.

        IT WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above-written.

"Landlord"                                         "Tenant"

BALLY'S GRAND, INC.                                UNITED RESTAURANTS, INC.
a Delaware corporation                             a Delaware corporation



By:  /s/ David Arrajj               By: /s/ Harry Shuster
   ------------------------------      --------------------------------
         David Arrajj                       Harry Shuster
         Vice President and General         President
         Counsel



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